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                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549



                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): February 25, 1995



                            KUHLMAN CORPORATION
            (Exact Name of Registrant as Specified in Charter)



Delaware                    1-7695                     58-2058047
(State or other    (Commission File Number)  (IRS Employer Identification No.)
Jurisdiction of
Incorporation)



   1 Skidaway Village Walk, Suite 201, Savannah, Georgia          31411
         (Address of Principal Executive Office)                (Zip Code)


    Registrant's telephone number, including area code:  (912) 598-7809



                              Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events

           On February 25, 1995, Kuhlman Corporation, a Delaware corporation ("Kuhlman"), Spinner Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Kuhlman ("Acquisition"), and Schwitzer, Inc., a Delaware corporation ("Schwitzer"), entered into an Agreement and Plan of Merger dated as of February 25, 1995 pursuant to which Acquisition will be merged with and into Schwitzer ("Merger"). Consummation of the Merger is subject to the approval of the stockholders of Kuhlman and Schwitzer, and to specified closing conditions.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)       Financial Statements of Business Acquired

                     None.

           (b)       Pro Forma Financial Information

                     None.

           (c)       Exhibits

           (10)(a) Agreement and Plan of Merger among Kuhlman Corporation, Spinner Acquisition Corp., and Schwitzer, Inc., dated as of February 25, 1995.

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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KUHLMAN CORPORATION
                              (Registrant)

                              By: /s/ Robert S. Jepson, Jr.
                                  -------------------------------------------
                                  Robert S. Jepson, Jr.
                                  Chairman and Chief Executive Officer


                                   Dated: February 25, 1995

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                               EXHIBIT INDEX



Exhibit No.                     Description                             Page*

(10)(a)         Agreement and Plan of Merger among Kuhlman
                Corporation, Spinner Acquisition Corp., and Schwitzer, Inc., dated as of February 25, 1995.

































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* Only on manually-executed copy.